UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2006
COMMUNITY FIRST, INC.
(Exact name of registrant as specified in charter)

Tennessee (State or other jurisdiction of incorporation)	0-49966 (Commission File Number)	04-3687717 (IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee (Address of principal executive offices)	38401 (Zip Code)
(931) 380-2265
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.
On October 25 2006, the Company issued a press release reporting its financial results for its fiscal quarter ended September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
The information set forth under Item 2.02 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

99.1	Press Release of Community First, Inc. dated October 25, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: October 25, 2006

EXHIBIT INDEX

99.1	Press Release of Community First, Inc. dated October 25, 2006.

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